Exhibit 99.1

XeDAR Corporation announces ‘Remaining a Small Public Company not worth the Price”

Denver, CO – April 8, 2009, XeDAR Corporation, (OTCBB: XDRC), provides homeland security and defense consulting and IT management-and-security services to the Departments of Homeland Security, Defense and others; national intelligence agencies; and the U.S. Military.  It announced today that it has filed a Schedule 13E-3 with the Securities and Exchange Commission to commence the process of terminating the registration of its securities under the Securities Exchange Act of 1934, as amended.

This decision comes after XeDAR spent more than  seventeen months trying to raise debt or equity on reasonable terms, efforts that proved unfeasible.  After careful analysis, deliberation, and discussion, the XeDAR Board of Directors concluded that deregistration was both the fiscally responsible choice and the most advantageous decision for the company’s stockholders.

XeDAR’s Chief Financial Officer, Steve Bragg, says “We have been engaged for some time in thorough analyses of our operating costs.  We concluded that we could no longer justify remaining a small reporting company with a very thinly traded stock. The costs outweigh the benefits. The current recession and the recent collapse of the equity and capital markets means that this situation is unlikely to change in the near future, and so we concluded that the deregistering was the prudent course of action for XeDAR.”

Hugh H. Williamson, XeDAR’s CEO adds that, “Simply put, we believe that no one at XeDAR, neither the employees, nor the stockholders, are likely to derive the traditional benefits of being public in the foreseeable future. The recession has depressed our stock price and contributed to very low trading volumes. These effectively remove the use of our stock as currency for additional strategic acquisitions.  So, the benefits of remaining public are not there.  In fact, the costs of remaining public are adding more burden. We currently spend almost $460,000 annually merely to remain a publicly traded company. It is widely expected that regulatory burdens will increase, which will drive up our reporting costs even more. The upside to remaining a publicly traded company has disappeared.”

Williamson adds that “Deregistering will mean significant savings to XeDAR’s bottom line.   In addition to saving the reporting costs, deregistration will permit XeDAR to refocus on its core strengths: high-level consulting services, business development and product development activities.” XeDAR plans to redeploy savings towards revenue growth and immediate profitability as a more prudent use of this precious asset.

About Xedar Corporation

Xedar Corporation provides strategic consulting, systems analysis, predictive modeling, digital imaging, and geospatial data analysis tools and services to the Department of Homeland Security, the Department of Defense and other national intelligence agencies, as well as commercial clients.

Contact Information:
Capital Group Communications, Inc. (“CGC”)
Mark Bernhard
Jeff Jordan
Richard Carpenter
Direct 415-332-7200
xedar@capitalgc.com
www.capitalgc.com

Forward-Looking Statements
The statements included in this news release, other than statements of historical fact, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” or “believe.” These forward-looking statements, which are subject to risks, uncertainties, and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations about future events. There are important factors that could cause our actual results, level of activity, performance, or achievements to differ materially from the results, level of activity, performance, or achievements expressed or implied by the forward looking statements, including, but not limited to: (1) integration of operations as we acquire companies and (2) our ability to win additional government business based on the expertise of the combined companies. In particular, you should consider the risks outlined under the heading "Risk Factors" in our most recent Annual Report on Form 10-KSB. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not rely upon forward-looking statements as predictions of future events. These forward-looking statements apply only as of the date of this news release; as such, they should not be unduly relied upon as circumstances change. Except as required by law, we are not obligated, and we undertake no obligation, to release publicly any revisions to these forward-looking statements that might reflect events or circumstances occurring after the date of this report or those that might reflect the occurrence of unanticipated events.